SOVEREIGN CREDIT FINANCE II, INC.                                  SUBSCRIPTION
11% AUTOMOBILE CONTRACT NOTES DUE FEBRUARY 15, 2002

-------------------------------------------------------------------------------

BY COMPLETING AND EXECUTING THIS PAGE, THE INVESTOR HEREBY ACKNOWLEDGES READING AND UNDERSTANDING THE MATERIAL ON THE REVERSE SIDE, AND OR REPRESENTS WARRANTS, ACKNOWLEDGES AND AGREES TO ALL PROVISIONS SET FORTH BELOW AND ON THE REVERSE SIDE.

-------------------------------------------------------------------------------

Amount Subscribed                       Check here if Subscriber
$4,000 min. purchase                   has previously subscribed
($2,000 for IRA's)                              in THIS offering
--------------------                   -------------------------
$_______________________                      Yes / /     No / /

----------------------------------------------------------------

1.   INVESTOR DATA - (Please print or type):

(1)  Name (Mr./Mrs./Ms.) ___________________
       Social Security or Tax ID #__________
     U.S. Resident?                           Yes / /     No / /
     Non-Resident Alien?                      Yes / /     No / /
(2)  Name (Mr./Mrs./Ms.) ___________________
       Social Security or Tax ID #__________
     U.S. Resident?                           Yes / /     No / /
     Non-Resident Alien?                      Yes / /     No / /

PERSONS WHO RESIDE IN FOREIGN COUNTRIES, INCLUDING U.S.
CITIZENS AND NON-RESIDENT ALIENS, ARE NOT PERMITTED TO INVEST
IN THE NOTES.

Residence Address:

________________________________________________________________
Street (Please do not use P.O. Box)

________________________________________________________________
City & State                                            Zip Code

________________________________________________________________
Home Phone                                        Business Phone

________________________________________________________________
Mailing Address

________________________________________________________________
City & State                                            Zip Code

----------------------------------------------------------------

2. PAYMENTS- Complete this to direct payment checks if to a retirement account. Must go to custodian unless other authorization is attached hereto:

________________________________________________________________
Custodian                                                Address

________________________________________________________________
City and State                                          Zip Code

________________________________________________________________
Account No. for payment to a retirement account

----------------------------------------------------------------

3. REGISTERED REPRESENTATIVE STATEMENT - I hereby represent on recommending the purchase of 11% Automobile Contract Notes Due February 15, 2002 that I, the Registered Representative, have responsible grounds to believe that the investment is suitable for the subscriber based upon information available to me as conveyed by the subscriber or his/her agent.

________________________________________________________________
Registered Representative's Signature                       Date

----------------------------------------------------------------

DISTRIBUTION OF COPIES
White - Sovereign Credit Finance II, Inc.
Yellow - Broker-Dealer
Pink - Registered Representative
Gold - Investor

----------------------------------------------------------------

4.  OWNERSHIP - CHECK ONE:  (REFER TO THE SIGNATURE
REQUIREMENTS AND SUBSCRIPTION INSTRUCTIONS ON REVERSE
SIDE)

/ / Individual                          / / Trust
/ / Joint Tenant with right             / / IRA
    of survivorship                     / / Keough Plan
/ / Tenants in Common                   / / Pension or Profit
/ / Custodian-Uniform Gifts to Minors   / / Other ___________
/ / Corporation                         _____________________
/ / General Partnership
/ / Limited Partnership

----------------------------------------------------------------

5.  SIGNATURES

Signature must be identical to subscriber name.
Subscribers must sign the Subscription Agreement;
Purchaser representatives and investment advisors may not sign on behalf of subscriber.

________________________________________________________________
Signature                                                   Date

________________________________________________________________
Print Name

________________________________________________________________
Signature                                                   Date

________________________________________________________________
Name

(Fiduciary signature line below applies only to Custodians, IRA's, Keough, pension or profit sharing plans. Fiduciary represents that the beneficiary meets the suitability standards).

________________________________________________________________
Fiduciary Signature on behalf of Beneficiary                Date

----------------------------------------------------------------

6.  BROKER-DEALER INFORMATION

________________________________________________________________
Print Name of Registered Representative or Principal of Firm

________________________________________________________________
Broker-Dealer Firm Name                        Firm Phone Number

________________________________________________________________
Branch Office Name

________________________________________________________________
Street Address Branch Office

________________________________________________________________
City & State                                            Zip Code

         FOR USE OF SOVEREIGN CREDIT FINANCIE II, INC.

Amount: $___________________ Acceptance Date: __________________

                            SUBSCRIPTION AGREEMENT

The investor signatory hereto ("Subscriber") represents, warrants, acknowledges and agrees as follows:

1. Subscriber hereby subscribes for the principal amount of 11% Automobile Contract Notes (the "Note") issued by Sovereign Credit Finance II, Inc. ("Issuer"), as specified on the reverse side hereof, encloses and hereby tenders the amount set forth on the reverse side hereof ($4,000 minimum, $2,000 for IRA's), as full payment for the Note for which he is subscribing, and hereby agrees, subject to the Issuer's acceptance of his subscription, to become a Noteholder in an amount equal to the amount tendered. Subscriber agrees that he may not revoke, cancel, terminate or withdraw his subscription or this Subscription Agreement without the prior written consent of the Issuer, and acknowledges that the Issuer may reject his subscription for any reason whatsoever.

2. Subscriber hereby acknowledges receipt of a copy of the current prospectus for the offering and sale of the Notes ("Prospectus") and understands that the Note being acquired will be governed by the terms of the Indenture referenced in such Prospectus and such other documents as may be referenced therein. Subscriber further understands and agrees that, following Issuer's acceptance of his subscription, he shall receive a Note which shall evidence his status as a Noteholder of Issuer, such Note to be in the form specified in the Indenture. The information set forth on the reverse side hereof is true and accurate and Subscriber has proper authority to execute this Subscription Agreement and make this investment.

3. Subscriber hereby represents that this purchase is made for the Subscriber's own account and not with a view toward distribution. Subscriber understands that it is not anticipated that an active market will ever develop for the Notes, and that accordingly it may be impossible for Subscriber to liquidate his investment in the Note, even in the event of an emergency. Any transfer of the Note must comply with the requirements of the Prospectus, the Note and with any additional requirements imposed by law or by any governmental authorities.

4. TAX REPRESENTATIONS: Under penalties of perjury, I certify that (i) the number shown on this form is my correct taxpayer identification number, and (ii) that I am not subject to backup withholding because (A) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. Under penalties of perjury, I certify that I am not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, which would be a foreign person within the meaning of Sections 1441, 1446 and 7701(a) of the Internal Revenue Code of 1986, as amended, and that I will notify the Issuer before a change in my foreign status.

5. SUITABILITY. If an Arizona, Arkansas, Missouri, New Mexico, Oklahoma, Texas, or Wisconsin subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $45,000 and a net worth of at least $45,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a California, Iowa, Kansas, Michigan, or North Carolina subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $60,000 and a net worth of at least $60,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $225,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If an Indiana subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $40,000 and a net worth of at least $40,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. South Dakota subscribers must represent that (a) they have either (i) an annual gross income of at least $45,000 and a net worth of at least $45,000; or (ii) a net worth of at least $150,000; and (b) the amount of their investment does not exceed 10% of their net worth, such net worth to be determined in each case exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a subscriber is a fiduciary account, the subscriber represents that the foregoing standards are met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the securities if the donor or grantor is the fiduciary.

The capitalized terms used have the meanings assigned to them in the Prospectus unless the context otherwise requires.

-------------------------------------------------------------------------------

                           SUBSCRIPTION INSTRUCTIONS

1. Complete all items and sign and date this Subscription Agreement in the places indicated. Subscribers should use full names (not initials). If you have previously subscribed for a Note in this offering and wish to subscribe for an additional Note, please check the appropriate box and complete the entire Subscription Agreement. NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

2. Make your subscription check payable to "Overton Bank and Trust, N.A., as Escrow Agent," for the amount entered under "Amount Enclosed" in the Subscription Agreement. After the Minimum Offering has been achieved, subscription checks should be made payable to "Sovereign Credit Finance II, Inc." NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

3. Mail or deliver your signed Subscription Agreement and your check to your Registered Representative.

4. Registered Representatives: Please forward signed Subscription Agreements and checks to Sovereign Credit Finance II, Inc., 4015 Beltline Road, Building B, Dallas, Texas 75244.

The following signature and other documentation requirements have been established for the following forms of ownership of the Notes:

     JOINT TENANTS AND TENANTS IN COMMON: The signatures of all joint tenants and tenants in common investors are required unless a separate document, signed by all parties and designating one as the agent of the other(s) for purposes of signing the Subscription Agreement, accompanies the Subscription Agreement.

     CORPORATION: The signature(s) of an officer(s) authorized to sign on behalf of the corporation is(are) required.

     PARTNERSHIP: Specify whether the subscriber is a general or limited partnership. If it is a general partnership, the signatures of all partners are required. If it is a limited partnership, the signatures of all general partners are required.

     TRUST: The Subscription Agreement must be signed by the trustee.

     UNIFORM GIFTS TO MINORS ACT: The required signature is that of the custodian, not of the parent (unless the parent has been designated as the custodian). Only one child is permitted in each investment under the Uniform Gifts to Minors Act. Different requirements may apply in your state. Please consult your attorney for information regarding these requirements.